Exhibit 99.1

Sapient Reports Fourth Quarter 2008 Results

Service Revenues Up 6% Year-Over-Year, Up 16% in Constant Currency; GAAP Operating Margin 15.8% and Non-GAAP Operating Margin 16.9%

BOSTON--(BUSINESS WIRE)--February 19, 2009--Sapient (NASDAQ: SAPE) today reported the following financial results for the fourth quarter ended December 31, 2008:

  Service revenues were $164.7 million, compared to $155.0 million in the fourth quarter of 2007, an increase of 6% (16% on a constant currency basis), including the effects of the Derivatives Consulting Group acquisition in the third quarter of 2008.
  GAAP income from operations was $26.0 million, or 15.8% of service revenues, up 150% over the $10.4 million reported in the fourth quarter of 2007.
  Non-GAAP income from operations (excluding stock-based compensation expense, restructuring and other related charges, amortization of purchased intangible assets and a credit relating to the stock-based compensation review and restatement) was $27.9 million, or 16.9% of service revenues. This is an increase of 71% over non-GAAP income from operations of $16.3 million, or 10.5% of service revenues, in the fourth quarter of 2007.
  GAAP diluted net income per share was $0.20, compared to $0.07 in the fourth quarter of 2007.
  Non-GAAP diluted net income per share was $0.21, compared to $0.12 in the fourth quarter of 2007.

“Our solid fourth quarter completes a successful 2008 in which we achieved 21% revenue growth and more than tripled our operating profit,” said Sapient President and Chief Executive Officer Alan J. Herrick. “While the current economic environment will make 2009 a more challenging year, we believe our client value proposition, coupled with our fiscal discipline, will position us well as the year progresses.”

The Company generated cash from operations of $36.7 million in the fourth quarter of 2008, compared to $31.7 million in the fourth quarter of 2007. As of December 31, 2008, the Company had cash, cash equivalents and marketable securities of $192.6 million. Days sales outstanding was 61 days for the fourth quarter of 2008, compared to 60 days for the third quarter of 2008 and 57 days for the fourth quarter of 2007.

For the twelve months ended December 31, 2008:

  Service revenues were $662.4 million, compared to $546.4 million in 2007, an increase of 21% (23% on a constant currency basis), including the effects of the Derivatives Consulting Group acquisition in the third quarter of 2008.
  GAAP income from operations was $64.6 million, or 9.8% of service revenues, more than three times the $18.3 million reported in 2007.
  Non-GAAP income from operations (excluding stock-based compensation expense, restructuring and other related charges, amortization of purchased intangible assets and expense relating to the stock-based compensation review and restatement) was $82.7 million, or 12.5% of service revenues. This is a 78% increase over non-GAAP income from operations of $46.4 million, or 8.5% of service revenues, in 2007.
  GAAP diluted net income per share was $0.48, compared to $0.12 in 2007.
  Non-GAAP diluted net income per share was $0.62, compared to $0.34 in 2007.

In response to the impact of current global economic conditions on the Company’s demand environment, Sapient announced that it recently took action to reduce its people count by approximately 500, or approximately 8% of its workforce, primarily across its North America and India operations. The Company expects to continue to hire in 2009 in targeted areas, including trading and risk management, marketing services and government services. The workforce reduction is expected to create annualized cost savings of approximately $18 million. In connection with this action, exited employees have received cash severance packages and outplacement assistance. The Company expects to take a restructuring charge of approximately $2.6 million in the first quarter of 2009.

Outlook

Sapient management provided the following guidance:

  For the first quarter ending March 31, 2009, service revenues are expected to be in the range of $140 million to $145 million, including an approximate $17 million negative currency impact compared to the first quarter of 2008.

  First quarter non-GAAP operating margin is expected to be 7% or higher.

Webcast and Conference Call

Sapient will host a discussion of its fourth quarter results at 4:30 p.m. (EST) today, which will be broadcast live on the Internet. The dial-in information for the conference call is:

U.S.:	(888) 680-0860
International:	(617) 213-4852
Passcode:	52330071

Please use the following link to pre-register for the conference call:

https://www.theconferencingservice.com/prereg/key.process?key=PWF9DHM9H.

Please use the following link to access the live webcast of this event as well as an archive of the webcast:

http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=65979&eventID=2081434.

The link to the webcast will also be posted at:

http://www.sapient.com/about+us/Investors.htm.

In addition, a re-broadcast of the conference call will be available from February 19 at 7:30 p.m. (EST) through March 5 at 11:59 p.m. (EST). The replay information is as follows:

U.S.:	(888) 286-8010
International:	(617) 801-6888
Passcode:	49030726

Adjusted (Non-GAAP) Financial Measures

Sapient provides non-GAAP financial measures to complement reported GAAP results. Management believes these measures help illustrate underlying trends in the Company's business and uses the measures to establish budgets and operational goals, communicated internally and externally, for managing the Company’s business and evaluating its performance. The Company anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude stock-based compensation expense, restructuring and other related charges, amortization of purchased intangible assets and expense relating to the stock-based compensation review and restatement. However, because the Company’s reported non-GAAP financial measures are not calculated according to GAAP, these measures may not necessarily be comparable to GAAP or similarly described non-GAAP measures reported by other companies within the Company’s industry. Consequently, Sapient’s non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but, rather, should be considered together with its consolidated financial statements, which are prepared according to GAAP.

Safe Harbor Statement

This press release contains forward-looking statements – in particular, the financial guidance for future periods and the expectation of savings from the restructuring – that involve a number of risks and uncertainties. Actual results could differ materially from management’s expectations. A number of factors could cause actual events to differ materially from those indicated, including, without limitation: the continued acceptance of the Company’s services; a reduction in the demand for the Company’s services in light of the current economic environment; the Company’s ability to accurately set fees for and complete its current and future client projects on a timely basis, successfully manage risks associated with its international operations, manage its growth and projects effectively, successfully integrate and achieve anticipated benefits from acquisitions, and continue to attract and retain high-quality employees; and other risk factors set forth in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as filed with the SEC.

About Sapient

Sapient, a global services firm, operates two groups—Sapient Interactive and Sapient Consulting—that help clients compete, evolve and grow in an increasingly complex marketplace. Sapient Interactive provides brand and marketing strategy, award-winning creative work, web design and development and emerging media expertise. Sapient Consulting provides business and IT strategy, process and systems design, package implementation and custom development, as well as outsourcing services such as testing, maintenance and support.

Sapient’s passion for client success—evidenced by its ability to foster collaboration, drive innovation and solve challenging problems—is the subject of case studies on leadership and organizational behavior used by MBA students at both Harvard and Yale. Leading clients, including BP, Essent Energie, Hilton International, Janus, Sony Electronics and Verizon, rely on the company’s unique approach to drive growth and market momentum. Headquartered in Boston, Sapient operates across North America, Europe and India. For more information, please visit www.sapient.com.

Sapient is a registered service mark of Sapient Corporation.

Sapient Corporation
Consolidated Unaudited Condensed Statements of Operations

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007

	(in thousands, except per share amounts)
Revenues:
Service revenues	$164,684	$154,959	$662,412	$546,438
Reimbursable expenses	7,825	5,701	25,076	19,551
Total gross revenues	172,509	160,660	687,488	565,989
Operating expenses:
Project personnel expenses	103,896	104,682	435,508	372,363
Reimbursable expenses	7,825	5,701	25,076	19,551
Total project personnel expenses and reimbursable expenses	111,721	110,383	460,584	391,914
Selling and marketing expenses	6,223	8,700	36,233	33,113
General and administrative expenses	27,530	30,449	123,188	120,617
Restructuring and other related charges	95	236	194	32
Amortization of purchased intangible assets	968	486	2,660	2,038
Total operating expenses	146,537	150,254	622,859	547,714

Income from operations	25,972	10,406	64,629	18,275

Interest and other income, net	1,282	1,785	7,086	5,900

Income before income taxes	27,254	12,191	71,715	24,175

Provision for income taxes	1,535	3,018	9,239	8,959

Net income	$25,719	$9,173	$62,476	$15,216

Basic net income per share	$0.20	$0.07	$0.50	$0.12
Diluted net income per share	$0.20	$0.07	$0.48	$0.12

Weighted average common shares	126,528	125,025	125,988	124,180
Weighted average dilutive common share equivalents	2,401	3,658	3,176	3,711
Weighted average common shares and dilutive common share
equivalents	128,929	128,683	129,164	127,891

Sapient Corporation
Consolidated Unaudited Condensed Balance Sheets

	December 31, 2008	December 31, 2007
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$169,340	$118,697
Marketable securities, current portion	3,462	57,667
Restricted cash, current portion	372	458
Accounts receivable, less allowance for doubtful accounts	88,930	82,413
Unbilled revenues	43,665	33,403
Prepaid expenses and other current assets	20,223	22,720
Total current assets	325,992	315,358

Marketable securities, net of current portion	17,267	-
Restricted cash, net of current portion	2,139	1,294
Property and equipment, net	32,397	34,914
Purchased intangible assets, net	9,644	5,512
Goodwill	51,711	40,544
Other assets	13,120	9,982

Total assets	$452,270	$407,604

LIABILITIES, REDEEMABLE COMMON STOCK AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,977	$7,264
Accrued compensation	55,605	54,203
Accrued restructuring costs, current portion	3,123	3,584
Deferred revenues, current portion	15,143	13,701
Other current liabilities	47,082	47,405
Total current liabilities	127,930	126,157
Accrued restructuring costs, net of current portion	4,799	7,689
Deferred revenues, net of current portion	289	577
Other long-term liabilities	17,305	12,332
Total liabilities	150,323	146,755

Redeemable common stock	-	290

Stockholders' equity	301,947	260,559

Total liabilities, redeemable common stock and stockholders’ equity	$452,270	$407,604

Sapient Corporation
Consolidated Unaudited Statements of Cash Flows

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007

	(in thousands)

Cash flows from operating activities:
Net income	$25,719	$9,173	$62,476	$15,216
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Loss (gain) recognized on disposition of fixed assets	556	(13)	660	72
Unrealized gain on financial instruments	(1,220)	(11)	(264)	(11)
Unrealized loss on marketable securities and put right, net	310	-	310	-
Depreciation and amortization expense	4,972	4,934	19,878	17,338
Deferred income taxes	(84)	(925)	45	782
Recovery of doubtful accounts, net	(162)	(1,244)	(54)	(1,426)
Stock-based compensation expense (non-cash portion)	1,785	4,693	15,122	17,996
Changes in operating assets and liabilities, net of acquisition and disposition:
Accounts receivable	2,644	2,609	(7,132)	(3,676)
Unbilled revenues	(167)	3,858	(15,914)	1,726
Prepaid expenses and other current assets	4,356	2,783	753	(1,047)
Other assets	280	(559)	(189)	(499)
Accounts payable	(2,561)	2,168	(685)	(3,342)
Accrued compensation	3,436	9,540	2,009	18,180
Accrued restructuring costs	(733)	(1,105)	(3,323)	(4,572)
Deferred revenues	(91)	(4,419)	3,002	(1,922)
Other accrued liabilities	399	(1,056)	8,393	(1,738)
Other long-term liabilities	(2,741)	1,238	(27)	5,124

Net cash provided by operating activities	36,698	31,664	85,060	58,201
Cash flows from investing activities:
Cash paid for acquisition, including transaction costs, net of cash received	-	-	(23,517)	(883)
Cash received for sale of discontinued operations, net, and payment to
minority stockholders	-	-	720	436
Purchases of property and equipment and cost of internally developed software	(3,759)	(5,390)	(17,889)	(20,361)
Sales and maturities of marketable securities	11,177	24,895	54,741	103,637
Purchases of marketable securities	-	(50,605)	(8,330)	(109,423)
Designation of cash equivalent to marketable securities	-	-	(11,626)	-
Cash paid on financial instruments, net	(955)	-	(955)	-
Change in restricted cash	(4)	7	(908)	360

Net cash provided by (used in) investing activities	6,459	(31,093)	(7,764)	(26,234)
Cash flows from financing activities:
Principal payments under capital lease obligation	(13)	(21)	(68)	(106)
Repayment of bank loan	-	-	(1,364)	-
Proceeds from stock option and purchase plans	88	5,060	6,184	11,068
Windfall tax benefit from exercise and release of stock-based awards	85	182	85	182
Repurchases of common stock	-	(619)	(9,902)	(4,395)

Net cash provided by (used in) financing activities	160	4,602	(5,065)	6,749
Effect of exchange rate changes on cash and cash equivalents	(9,089)	(270)	(21,588)	4,959

Increase in cash and cash equivalents	34,228	4,903	50,643	43,675
Cash and cash equivalents, at beginning of period	135,112	113,794	118,697	75,022
Cash and cash equivalents, at end of period	$169,340	$118,697	$169,340	$118,697

Sapient Corporation
Unaudited Reconciliation of Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007

	(in thousands, except per share amounts)

Service revenues	$164,684	$154,959	$662,412	$546,438

GAAP income from operations	$25,972	$10,406	$64,629	$18,275
Stock-based compensation review and restatement (benefit) expenses	(960)	420	(36)	7,483
Stock-based compensation expense	1,793	4,726	15,213	18,554
Restructuring and other related charges	95	236	194	32
Amortization of purchased intangible assets	968	486	2,660	2,038
Non-GAAP income from operations	$27,868	$16,274	$82,660	$46,382

GAAP operating margin	15.8%	6.7%	9.8%	3.3%
Effect of adjustments detailed above	1.1%	3.8%	2.7%	5.2%
Non-GAAP operating margin	16.9%	10.5%	12.5%	8.5%

GAAP net income	$25,719	$9,173	$62,476	$15,216
Stock-based compensation review and restatement (benefit) expenses	(960)	420	(36)	7,529
Stock-based compensation expense	1,793	4,726	15,213	18,554
Restructuring and other related charges	95	236	194	32
Amortization of purchased intangible assets	968	486	2,660	2,038
Non-GAAP net income	$27,615	$15,041	$80,507	$43,369

GAAP basic income per share	$0.20	$0.07	$0.50	$0.12
Effect of adjustments detailed above	0.02	0.05	0.14	0.23
Non-GAAP basic income per share	$0.22	$0.12	$0.64	$0.35

GAAP weighted average common shares	126,528	125,025	125,988	124,180
Non-GAAP weighted average common shares	126,528	125,025	125,988	124,180

GAAP diluted income per share	$0.20	$0.07	$0.48	$0.12
Effect of adjustments noted above and change in dilution noted below	0.01	0.05	0.14	0.22
Non-GAAP diluted income per share	$0.21	$0.12	$0.62	$0.34

GAAP weighted average common shares and dilutive common share equivalents	128,929	128,683	129,164	127,891
Non-GAAP weighted average common shares and dilutive common share equivalents	128,929	128,683	129,164	127,891

CONTACT:
Sapient
Investor Contact:
Dean Ridlon, 617-963-1598
dridlon@sapient.com
or
Media Contact:
Gail Scibelli, 305-581-0095
gscibelli@sapient.com